[Logo] M F S(SM)                                                  ANNUAL REPORT
INVESTMENT MANAGEMENT                                            FOR YEAR ENDED
                                                              DECEMBER 31, 1996
MFS(R) UTILITIES SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST


                               [Graphic Omitted]

MFS(R) UTILITIES SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST


TRUSTEES                                       INVESTMENT ADVISER
A. Keith Brodkin*                              Massachusetts Financial Services
Chairman and President                           Company
                                               500 Boylston Street
Nelson J. Darling, Jr.                         Boston, MA 02116-3741
Trustee, Eastern Enterprises
(diversified holding company)                  DISTRIBUTOR
                                               MFS Fund Distributors, Inc.
William R. Gutow                               500 Boylston Street
Vice Chairman,                                 Boston, MA 02116-3741
Capitol Entertainment Management Company
(Blockbuster Video Franchise)                  SHAREHOLDER SERVICE CENTER
                                               MFS Service Center, Inc.
PORTFOLIO MANAGER                              P.O. Box 1400
Maura Shaughnessy*                             Boston, MA 02107-9906

TREASURER                                      For additional information,
W. Thomas London*                              contact your financial adviser.

ASSISTANT TREASURER                            CUSTODIAN
James O. Yost*                                 Investors Bank & Trust Company

SECRETARY                                      AUDITORS
Stephen E. Cavan*                              Deloitte & Touche LLP

ASSISTANT SECRETARY                            WORLD WIDE WEB
James R. Bordewick, Jr.*                       www.mfs.com

*Affiliated with the Investment Adviser

Dear Contract Owner:
The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it looks like U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that Europe and, to a lesser degree, Japan are continuing their recoveries from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these markets benefit from higher-than-average economic growth and market reforms, which should continue to provide more opportunities for development and trade.

    After more than six years of expansion, the U.S. economy appears headed toward another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing levels of holiday sales. Furthermore, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

    We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

    In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Board Chairman Alan Greenspan in late 1996 created some uncertainty over the Federal Reserve's next move. We expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

    Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help support valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European countries trade at discounts to the United States. In particular, we see opportunities in some of the multinationals and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more important in these markets, more companies are benefiting from this growth and trading at below-average global valuations.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin                      /s/ Maura Shaughnessy

    A. Keith Brodkin                          Maura Shaughnessy
    Chairman and President                    Portfolio Manager

January 9, 1997


MFS UTILITIES SERIES
For the 12 months ended December 31, 1996, the Series provided a total return of 18.51%, which compares to a 3.12% return for the Standard & Poor's Utility Index (the Utility Index), an unmanaged, market-value weighted, total-return index of all utility stocks in the Standard & Poor's 500 Composite Index (the S&P 500).

    The Series' performance benefited from its overweighting in natural gas stocks, which were terrific performers in 1996. Also, two of the Series' larger holdings, Portland General and MCI Communications, were bought out by Enron and British Telephone, respectively. Electric utility stocks comprise a large portion of the Series' equity position, and although electric utilities are facing a period of deregulation, the pace of change is slower than had been anticipated, which is favorable for these stocks, while certain companies are preparing themselves to thrive in the new environment. Meanwhile, natural gas companies are benefiting from stronger-than-expected earnings growth due to robust earnings from nonregulated businesses.

    Generally, the Series' assets are more interest rate sensitive than the overall market, and while the weak bond market in the first half of the Series' fiscal year hurt utility stocks, its recent strengthening has helped them.

    The Series was underweighted in telecommunications stocks for the entire year. The passage of the federal Telecommunications Act placed an overhang of uncertainty on these stocks, and we expect it will be several years before we know who the winners and losers are from this legislation. For the large-capitalization stocks in this sector, we expect earnings per share growth to decline.

    About 20% of the Series is invested internationally. Typically, while they may carry more risk, international markets can offer much higher growth and, at times, a more constructive regulatory environment than the United States. PowerGen, a U.K. electric generating company, is one of the cheapest utilities in the world based on growth relative to its earnings and cash flow generation. Telefonica del Peru, meanwhile, is enjoying an excellent combination of robust growth and rational regulation.

    Another 10% of assets is invested in REITs (real estate investment trusts), which we believe offer higher yields and stronger dividend growth than the typical utility. Our strategy is to hold a diversified group including health care, self-storage, hotel, apartment, office, and industrial REITs.

PORTFOLIO MANAGER'S PROFILE
Maura Shaughnessy joined MFS in 1991 as an equity analyst. A graduate of Colby College and the Amos Tuck School of Business at Dartmouth College, she was promoted to Assistant Vice President in 1992 and Vice President in 1993. She has managed MFS Utilities Series since January 1995. Ms. Shaughnessy is a Chartered Financial Analyst.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS
The MFS Utilities Series has designated $139,948.00 as a long-term capital gain.

DIVIDENDS-RECEIVED DEDUCTION
For the year ended December 31, 1996, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations, came to 17.55%.

PERFORMANCE SUMMARY
The information below illustrates the historical performance of MFS Utilities Series shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from January 1, 1995 to December 31, 1996)

      MFS Utilities Series     Consumer Price Index - U.S.    S&P Utility Index

 1/95      10000.0                      10000.0                     10000.0
 6/95      11260.0                      10187.0                     11484.0
12/95      13394.0                      10247.0                     14113.0
 6/96      13969.0                      10464.0                     14119.0
12/96      15873.0                      10615.0                     14553.0

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1996
                                                     1 Year           Life(+)
------------------------------------------------------------------------------
MFS Utilities Series                                 +18.51%          +26.07%
------------------------------------------------------------------------------
Standard & Poor's Utility Index**                    + 3.12%          +20.64%
------------------------------------------------------------------------------
Consumer Price Index*                                + 3.59%          + 3.04%
------------------------------------------------------------------------------
 + For the period from the commencement of investment operations, January 3,
   1995 to December 31, 1996.
** Source: Lipper Analytical Services.
 * The Consumer Price Index is a popular measure of change in prices.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the product's annual report for performance that reflects the fees and charges imposed by insurance company separate accounts.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Series results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1996
Non-Convertible Bonds - 16.4%
-----------------------------------------------------------------------------
                                               Principal Amount
Issuer                                            (000 Omitted)         Value
-----------------------------------------------------------------------------
U.S. Bonds - 16.1%
  Financial Institutions - 0.2%
    Boise Cascade Corp., 7.43s, 2005                    $    15      $   15,225
    Equitable Life Assurance, 7.7s, 2015                      3           2,999
    Liberty Mutual Insurance Co., 8.2s, 2007##                5           5,310
                                                                     ----------
                                                                     $   23,534
-------------------------------------------------------------------------------
  Real Estate Investment Trust - 0.3%
    Loewen Group International, Inc., 7.75s, 2001##     $    25      $   25,438
-------------------------------------------------------------------------------
  Telecommunications - 0.3%
    Continental Cablevision, 8.3s, 2006                 $    25      $   26,632
-------------------------------------------------------------------------------
  U.S. Treasury Obligations - 9.5%
    U.S. Treasury Notes, 5.875s, 1998                   $   271      $  271,127
    U.S. Treasury Notes, 6.5s, 2006                          40          40,218
    U.S. Treasury Notes, 7s, 2006                           255         264,922
    U.S. Treasury Bonds, 7.625s, 2025                       300         333,234
    U.S. Treasury Bonds, 6.75s, 2026                          5           5,037
                                                                     ----------
                                                                     $  914,538
-------------------------------------------------------------------------------
  Utilities - Electric - 1.8%
    Arkansas Power & Light Co., 8.75s, 2026             $    10      $   10,302
    First PV Funding Corp., 10.3s, 2014                      25          26,625
    First PV Funding Corp., 10.15s, 2016                     25          26,562
    Long Island Lighting Co., 9s, 2022                       25          26,313
    Louisiana Power & Light Co., 8.75s, 2026                  5           5,056
    Montana Power Co., 7.875s, 2026                          25          25,219
    System Energy Resources, 7.38s, 2000                     50          49,852
                                                                     ----------
                                                                     $  169,929
-------------------------------------------------------------------------------
  Utilities - Gas - 3.7%
    Coastal Corp., 7.75s, 2035                          $    50      $   49,625
    Husky Oil Ltd., 7.125s, 2006                            100         100,500
    Louis Dreyfus Natural Gas Corp., 9.25s, 2004             25          26,281
    Oryx Energy Co., 10s, 2001                               25          27,442
    Tosco Corp., 7.625s, 2006                               125         129,053
    Transcontinental Gas, 7.25s, 2026                        25          24,500
                                                                     ----------
                                                                     $  357,401
-------------------------------------------------------------------------------
  Other - 0.3%
    Delta Air Lines Inc., 8.5s, 2002                    $    25      $   26,470
-------------------------------------------------------------------------------
Total U.S. Bonds                                                     $1,543,942
-------------------------------------------------------------------------------
Foreign Bonds - 0.3%
  Canada - 0.1%
    Fairfax Financial Holdings, 8.3s, 2026
      (Financial Institutions)                          $     5      $    5,208
    Enersis S A, 6.9s, 2006 (Computer Services)               5           4,869
                                                                     ----------
                                                                     $   10,077
-------------------------------------------------------------------------------
  Chile - 0.2%
    Empresa Electric Del Norts, 7.75s, 2006
      (Utilities - Electric)##                          $    20      $   20,163
-------------------------------------------------------------------------------
Total Foreign Bonds                                                  $   30,240
-------------------------------------------------------------------------------
Total Non-Convertible Bonds (Identified Cost, $1,602,900)            $1,574,182
-------------------------------------------------------------------------------
Stocks - 78.8%
-------------------------------------------------------------------------------
Issuer                                                   Shares           Value
-------------------------------------------------------------------------------
U.S. Stocks - 61.3%
  Consumer Goods and Services - 1.3%
    Philip Morris Cos., Inc.                              1,100      $  123,888
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 11.4%
    American General Hospitality Corp.                    5,700      $  135,375
    Boykin Lodging Co.                                    3,600          86,400
    Brandywine Realty Trust                               5,600         109,200
    First Industrial Realty Trust, Inc.                   1,100          33,413
    Hospitality Properties Trust                          3,900         113,100
    Innkeepers USA Trust                                  6,400          88,800
    National Health Investors, Inc.                       1,850          70,069
    Oasis Residential, Inc.                               2,900          65,975
    Prentiss Properties Trust                             3,000          75,000
    Shurgard Storage Centers, Inc.                          800          23,700
    Sovran Self Storage, Inc.                             2,000          62,500
    Storage Trust Realty                                  5,400         145,800
    Winston Hotels, Inc.                                  5,800          79,025
                                                                     ----------
                                                                     $1,088,357
-------------------------------------------------------------------------------
  Utilities - Electric - 23.2%
    Allegheny Power Systems, Inc.                         1,700      $   51,638
    Boston Edison Co.                                     4,400         118,250
    CMS Energy Corp.                                      6,950         233,694
    Cinergy Corp.                                         2,800          93,450
    Edison International                                  5,100         101,363
    FPL Group, Inc.                                       1,100          50,600
    GPU, Inc.                                             4,500         151,313
    Illinova Corp.                                        5,500         151,250
    NIPSCO Industries, Inc.                               2,900         114,913
    Pacific Gas & Electric Co.                            4,500          94,500
    Pinnacle West Capital Corp.                           2,500          79,375
    Portland General Corp.                                3,200         134,400
    Public Service Company of Colorado                    2,300          89,413
    Public Service Company of New Mexico                 12,300         241,387
    Sierra Pacific Resources                              9,600         276,000
    Texas Utilities Co.                                   1,700          69,275
    Unicom Corp.                                          1,800          48,825
    Utilicorp United, Inc.                                4,500         121,500
                                                                     ----------
                                                                     $2,221,146
-------------------------------------------------------------------------------
  Utilities - Gas - 11.9%
    Atmos Energy Corp.                                      700      $   16,713
    Coastal Corp.                                         1,900          92,863
    Columbia Gas Systems, Inc.                            2,100         133,612
    El Paso Natural Gas Co.                               1,800          90,900
    Energen Corp.                                           500          15,125
    K N Energy, Inc.                                      3,100         121,675
    Noble Affiliates, Inc.                                1,100          52,662
    PanEnergy Corp.                                       3,500         157,500
    Sonat, Inc.                                           1,900          97,850
    Tejas Gas Corp.*                                        700          33,338
    Union Pacific Resources Group, Inc.                   2,400          70,200
    Westcoast Energy, Inc.                                2,920          48,910
    Western Gas Resources, Inc.                           5,700         109,725
    Williams Cos., Inc.                                   2,700      $  101,250
                                                                     ----------
                                                                     $1,142,323
-------------------------------------------------------------------------------
  Utilities - Telephone - 13.5%
    BCE, Inc.                                             1,100      $   52,525
    BellSouth Corp.                                       1,500          60,562
    Frontier Corp.                                        2,900          65,613
    GTE Corp.                                             3,700         168,350
    ICG Communications, Inc.*                             4,800          84,600
    MCI Communications Corp.                              5,900         192,856
    MFS Communications Co., Inc.                          4,700         256,150
    NYNEX Corp.                                           2,000          96,250
    Pacific Telesis Group                                 3,300         121,275
    SBC Communications, Inc.                              1,600          82,800
    Telephone & Data Systems, Inc.                        3,000         108,750
                                                                     ----------
                                                                     $1,289,731
-------------------------------------------------------------------------------
Total U.S. Stocks                                                    $5,865,445
-------------------------------------------------------------------------------
Foreign Stocks - 17.5%
  Argentina - 1.0%
    Central Costenera, ADR (Utilities - Electric)##       3,200      $   97,937
-------------------------------------------------------------------------------
  Brazil - 2.3%
    Centrais Electricas Brasileiras S.A.,
      ADR (Utilities - Electric)                          3,700      $   68,723
    Telecomunicacoes Brasileiras S.A., ADR
      (Utilities - Telephone)                             2,000         153,000
                                                                     ----------
                                                                     $  221,723
-------------------------------------------------------------------------------
  Canada - 0.5%
    TransCanada Pipe Lines Ltd. (Utilities - Gas)         2,700      $   47,250
-------------------------------------------------------------------------------
  Chile - 1.8%
    Chilectra S.A., ADR (Utilities - Electric)            2,200      $  117,700
    Chilgener S.A., ADR (Utilities - Electric)            2,700          56,362
                                                                     ----------
                                                                     $  174,062
-------------------------------------------------------------------------------
  Italy - 1.0%
    Telecom Italia S.p.A. Di Risp
      (Utilities - Telephone)                            67,400      $   95,964
-------------------------------------------------------------------------------
  Peru - 1.8%
    Telefonica del Peru S.A.,
      ADR (Utilities - Telephone)                         7,900      $  149,112
    Telefonica del Peru S.A.,
      "B" (Utilities - Telephone)                        14,500          27,083
                                                                     ----------
                                                                     $  176,195
-------------------------------------------------------------------------------
  Philippines - 0.3%
    Pilpino Telephone (Utilities - Telephone)            29,000      $   24,534
-------------------------------------------------------------------------------
  Portugal - 1.1%
    Portugal Telecom S.A., ADR (Utilities - Telephone)    2,400      $   67,800
    Portugal Telecom S.A. (Utilities - Telephone)         1,200          34,164
                                                                     ----------
                                                                     $  101,964
-------------------------------------------------------------------------------
  South Korea - 0.8%
    Korea Mobile Telecommunications, ADR
      (Utilities - Telephone)*                            6,180      $   79,567
-------------------------------------------------------------------------------
  Spain - 2.6%
    Empresa Nacional de Electricidad, ADR
      (Utilities - Electric)                              1,300      $   91,000
    Empresa Nacional de Electricidad, ADR
      (Utilities - Electric)                              1,800          27,900
    Iberdrola S.A. (Utilities - Electric)                 6,100          86,288
    Telefonica de Espana S.A., ADR
      (Utilities - Telephone)                               600      $   41,550
                                                                     ----------
                                                                     $  246,738
-------------------------------------------------------------------------------
  United Kingdom - 4.3%
    National Grid Group PLC (Utilities - Electric)       27,000      $   90,099
    National Power PLC (Utilities - Electric)            11,400          95,504
    PowerGen PLC (Utilities - Electric)                  22,800         223,180
                                                                     ----------
                                                                     $  408,783
-------------------------------------------------------------------------------
Total Foreign Stocks                                                 $1,674,717
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $6,899,724)                           $7,540,162
-------------------------------------------------------------------------------
Foreign Convertible Preferred Stock - 0.1%
-------------------------------------------------------------------------------
Argentina
  Compania Inversiones Telephone, 7%
    (Utilities - Telephone)##
    (Identified Cost, $5,775)                               100      $    5,200
-------------------------------------------------------------------------------
Short-Term Obligation - 4.4%
-------------------------------------------------------------------------------
                                               Principal Amount
                                                  (000 Omitted)
-------------------------------------------------------------------------------
  Student Loan Marketing Assn., due 1/02/97,
    at Amortized Cost                                   $   420      $  419,854
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $8,928,253)                      $9,539,398
Other Assets, Less Liabilities - 0.3%                                    32,743
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $9,572,141
-------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
December 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $8,928,253)             $9,539,398
  Cash                                                                10,176
  Receivable for Series shares sold                                   64,821
  Receivable for investments sold                                     53,579
  Interest and dividends receivable                                   68,278
  Receivable from investment adviser                                  37,645
  Deferred organization expenses                                       5,535
  Other assets                                                            26
                                                                  ----------
      Total assets                                                $9,779,458
                                                                  ----------
Liabilities:
  Distributions payable                                           $       71
  Payable for Series shares reacquired                                 8,676
  Payable for investments purchased                                  156,022
  Payable to affiliate for management fee                                552
  Accrued expenses and other liabilities                              41,996
                                                                  ----------
      Total liabilities                                           $  207,317
                                                                  ----------
Net assets                                                        $9,572,141
                                                                  ==========
Net assets consist of:
  Paid-in capital                                                 $8,962,715
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     611,242
  Accumulated net realized loss on investments and foreign
    currency transactions                                             (1,816)
                                                                  ----------
      Total                                                       $9,572,141
                                                                  ==========
Shares of beneficial interest outstanding                          700,567
                                                                   =======
Net asset value per share
  (net assets of $9,572,141 / 700,567 shares of beneficial
  interest outstanding)                                            $13.66
                                                                   ======

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended December 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  206,973
    Interest                                                           79,239
    Foreign taxes withheld                                            (11,554)
                                                                   ----------
      Total investment income                                      $  274,658
                                                                   ----------
  Expenses -
    Management fee                                                 $   39,863
    Trustees' compensation                                              2,033
    Shareholder servicing agent fee                                     1,841
    Auditing fees                                                      47,656
    Printing                                                           44,183
    Custodian fee                                                       3,367
    Amortization of organization expenses                               1,842
    Legal fees                                                          1,214
    Miscellaneous                                                       3,590
                                                                   ----------
      Total expenses                                               $  145,589
    Fees paid indirectly                                                 (562)
    Reduction of expenses by investment adviser                       (91,877)
                                                                   ----------
      Net expenses                                                 $   53,150
                                                                   ----------
        Net investment income                                      $  221,508
                                                                   ----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $  562,324
    Foreign currency transactions                                         739
                                                                   ----------
      Net realized gain on investments and foreign currency
        transactions                                               $  563,063
                                                                   ----------
  Change in unrealized appreciation -
    Investments                                                    $  375,075
    Translation of assets and liabilities in foreign currencies           175
                                                                   ----------
      Net unrealized gain on investments and foreign currency
        translation                                                $  375,250
                                                                   ----------
        Net realized and unrealized gain on investments and
          foreign currency                                         $  938,313
                                                                   ----------
          Increase in net assets from operations                   $1,159,821
                                                                   ==========
See notes to financial statements

Statements of Changes in Net Assets
------------------------------------------------------------------------------
                                              Year Ended         Period Ended
                                       December 31, 1996   December 31, 1995*
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                      $   221,508          $    45,685
  Net realized gain on investments
    and foreign currency transactions            563,063              103,820
  Net unrealized gain on investments
    and foreign currency translation             375,250              235,992
                                             -----------          -----------
    Increase in net assets from
      operations                             $ 1,159,821          $   385,497
                                             -----------          -----------
Distributions declared to shareholders -
  From net investment income                 $  (219,486)         $   (42,590)
  From net realized gain on investments
    and foreign currency transactions           (565,934)            (100,949)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  (3,558)               --
                                             -----------          -----------
      Total distributions declared to
        shareholders                         $  (788,978)         $  (143,539)
                                             -----------          -----------
Series share (principal) transactions -
  Net proceeds from sale of shares           $10,713,267          $ 3,789,585
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                788,907              143,519
  Cost of shares reacquired                   (4,674,045)          (1,810,493)
                                             -----------          -----------
    Increase in net assets from
      Series share transactions              $ 6,828,129          $ 2,122,611
                                             -----------          -----------
      Total increase in net assets           $ 7,198,972          $ 2,364,569
Net assets:
  At beginning of period                       2,373,169                8,600
                                             -----------          -----------
  At end of period (including
    accumulated undistributed net
    investment income of $0 and
    $3,095, respectively)                    $ 9,572,141          $ 2,373,169
                                             ===========          ===========
*For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------
                                                Year Ended        Period Ended
                                         December 31, 1996  December 31, 1995*
--------------------------------------------------------------------------------
Per share data (for a share
  outstanding throughout each period):
Net asset value - beginning of period               $12.57              $10.00
                                                    ------              ------
Income from investment operations# -
  Net investment income(S)                          $ 0.55              $ 0.39
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                      1.78                3.00
                                                    ------              ------
    Total from investment operations                $ 2.33              $ 3.39
                                                    ------              ------
Less distributions declared to
  shareholders -
  From net investment income                        $(0.35)             $(0.24)
  From net realized gain on
    investments and foreign currency
    transactions                                     (0.88)              (0.58)
  In excess of realized gain on
    investments and foreign currency
    transactions                                     (0.01)               --
                                                    ------               ------
      Total distributions declared to shareholders  $(1.24)             $(0.82)
                                                    ------              ------
Net asset value - end of period                     $13.66              $12.57
                                                    ======              ======
Total return                                        18.51%              33.94%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                           1.00%               1.00%+
  Net investment income                              4.19%               3.66%+
Portfolio turnover                                    121%                 94%
Average commission rate###                          $0.041
                                                         6                --
Net assets at end of period (000 omitted)           $9,572              $2,373

  * For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:
    Net investment income                           $ 0.32               $ 0.17
    Ratios (to average net assets):
      Expenses                                       2.75%                3.08%+
      Net investment income                          2.44%                1.62%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(1) Business and Organization
MFS Utilities Series (the Series) is a non-diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS Bond Series, MFS Emerging Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series, MFS Value Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1996 there were 16 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. The Series expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Series by the amount of the foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or a tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended Decemer 31, 1996, $5,117 was reclassified from accumulated undistributed net investment income and $1,742 and $3,376 were reclassified to accumulated net realized loss on investments and foreign currency transactions and paid-in capital, respectively, due to differences between book and tax accounting for real estate investment trusts and currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1996, accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for wash sales.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.25% of average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $117,390, including $91,877 incurred in the current year.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                        Purchases       Sales
------------------------------------------------------------------------------
U.S. government securities                            $ 1,962,349  $1,264,570
                                                      ===========  ==========
Investments (non-U.S. government securities)          $10,603,151  $5,257,370
                                                      ===========  ==========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $8,928,253
                                                                   ==========
Gross unrealized appreciation                                         826,690
Gross unrealized depreciation                                        (215,545)
                                                                   ----------
    Net unrealized appreciation                                    $  611,145
                                                                   ==========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                        Year Ended                   Period Ended
                        December 31, 1996            December 31, 1995*
                        ------------------------     -------------------------
                         Shares           Amount       Shares          Amount
------------------------------------------------------------------------------
Shares sold             809,814      $10,713,267      322,691     $ 3,789,585
Shares issued to
 shareholders in
 reinvestment
 of distributions        57,710          788,907       11,463         143,519
Shares reacquired      (355,735)      (4,674,045)    (146,236)     (1,810,493)
                       --------       ----------     --------     -----------
  Net increase          511,789      $ 6,828,129      187,918     $ 2,122,611
                        =======      ===========      =======     ===========

*For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1996 was $60.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS
  Utilities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Series (the Series) (one of the series constituting MFS Variable Insurance Trust) as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from January 3, 1995 (commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Utilities Series at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997








                ---------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                    VUF-2/97 11M